Exhibit 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Showintel Networks, Inc., a Nevada corporation (the "Company"), does hereby certify, that to the best of his knowledge:

     The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 1, 2003                      /s/ David V. Lott
                                        ----------------------------------------
                                        David V. Lott
                                        Sole Officer/Director